EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis P. Calvert, Chief Executive Officer of BioLargo, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that the Quarterly Report of BioLargo, Inc. on Form 10-Q for the quarter ended September 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of BioLargo, Inc.

Dated: November 14, 2017	By:	/s/ DENNIS P. CALVERT
Dennis P. Calvert
President and Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to BioLargo, Inc. and will be retained by BioLargo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, Charles K. Dargan II, Chief Financial Officer of BioLargo, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that the Quarterly Report of BioLargo, Inc. on Form 10-Q for the quarter ended September 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of BioLargo, Inc.

Dated: November 14, 2017	By:	/s/ CHARLES K. DARGAN II
Charles K. Dargan II
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to BioLargo, Inc. and will be retained by BioLargo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.